UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.

On April 16, 2024, The Children’s Place, Inc. (the “Company”) and certain of its subsidiaries entered into a Shariah compliant, unsecured and subordinated promissory note (the “New Mithaq Promissory Note”) for $90 million in term loans with Mithaq Capital SPC (“Mithaq”), to be funded no later than April 19, 2024 (the “New Mithaq Term Loan”). The funds were received by the Company on April 18, 2024.

The New Mithaq Term Loan matures on April 16, 2027, and will accrue interest at the Secured Overnight Financing Rate plus 4.00% per annum, with accruing interest payments to Mithaq deferred until April 30, 2025. The New Mithaq Term Loan is unsecured and guaranteed by each of the Company’s subsidiaries that guarantee the Company’s existing revolving credit facility under its Amended and Restated Credit Agreement dated May 9, 2019, as amended (the “Credit Agreement”), with Wells Fargo, National Association (“Wells Fargo”), Truist Bank, Bank of America, N.A., HSBC Business Credit (USA) Inc., JPMorgan Chase Bank, N.A., and PNC Bank as lenders (collectively, the “Credit Agreement Lenders”) and Wells Fargo, as Administrative Agent, Collateral Agent and Swing Line Lender.

In addition, the New Mithaq Term Loan is subject to an amended and restated subordination agreement previously entered into between the Credit Agreement Lenders and Mithaq, pursuant to which the New Mithaq Term Loan will also be subordinated in payment priority to the obligations of the Company and its subsidiaries under the Credit Agreement, similar to the previously announced $78.6 million interest-free, unsecured and subordinated promissory note entered into between the Company, certain of its subsidiaries and Mithaq on February 29, 2024. Subject to such subordination terms, the New Mithaq Term Loan is also prepayable at any time and from time to time without penalty and does not require any mandatory prepayments.

The New Mithaq Promissory Note contains customary affirmative and negative covenants substantially similar to a subset of the covenants set forth in the Credit Agreement, including limits on the ability of the Company and its subsidiaries to incur certain liens, to incur certain indebtedness, to make certain investments, acquisitions, dispositions or restricted payments, or to change the nature of its business.

The New Mithaq Promissory Note contains certain customary events of default, which include (subject in certain cases to customary grace periods), nonpayment of principal, breach of other covenants in the New Mithaq Promissory Note, inaccuracy in representations or warranties, acceleration of certain other indebtedness (including under the Credit Agreement), certain events of bankruptcy, insolvency or reorganization, and invalidity of any part of the New Mithaq Promissory Note.

The New Mithaq Promissory Note, however, does not provide for any closing, prepayment or exit fees, or other fees typical for transactions of this nature, does not impose additional reserves on borrowings under the Credit Agreement, does not contain certain restrictive covenants, and provides for a significantly lower interest rate than the previously announced term loan contemplated by the non-binding term sheet that the Company entered into with 1903P Loan Agent, LLC (“Proposed Term Loan”). Given that the New Mithaq Term Loan will further strengthen the Company’s liquidity position on better overall terms in the aggregate than the Proposed Term Loan, the Company will not pursue the Proposed Term Loan any further.

The Company intends to use the net proceeds of the New Mithaq Term Loan to repay the Company’s existing $50 million term loan under the Credit Agreement, to reduce a portion of the Company’s accounts payable balances with vendors, and for other general corporate purposes.

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As previously disclosed, Mithaq’s acquisition of the Company’s common stock triggered a change in control that caused an event of default under the Credit Agreement. On April 16, 2024, the Company and certain of its subsidiaries entered into a seventh amendment to the Credit Agreement (the “Seventh Amendment”) that, among other things, permitted entering into the New Mithaq Term Loan described above and provided a permanent waiver of the change in control event of default.

The foregoing descriptions of the New Mithaq Promissory Note and the Seventh Amendment are qualified in their entirety by reference to the full texts thereof, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024 and each of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2024, as described above, the Company and certain of its subsidiaries entered into the New Mithaq Promissory Note and the Seventh Amendment. The Company received the proceeds of the New Mithaq Term Loan on April 18, 2024.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release on April 17, 2024 relating to the above is attached hereto as Exhibit 99.1. The information contained in Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits

Exhibit 99.1	Press Release, dated April 17, 2024, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the New Mithaq Term Loan. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, the uncertainty of weather patterns, and the risk that our preliminary unaudited results for the fourth quarter of fiscal 2023 may differ (perhaps materially) from our actual results for such period. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2024
THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
	Name:	Jane Elfers
	Title:	President and Chief Executive Officer

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